UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 _____________________
Form 8-K
 _____________________
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 29, 2020
   _____________________
Air Transport Services Group, Inc.
(Exact name of registrant as specified in its charter)
  _____________________

DE	000-50368	26-1631624
(State or other jurisdiction of incorporation)	Commission File Number:	(IRS Employer Identification No.)
145 Hunter Drive, Wilmington, OH 45177
(Address of principal executive offices, including zip code)
(937) 382-5591
(Registrant's telephone number, including area code)
 _____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐
Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ATSG	NASDAQ Stock Market LLC

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

See disclosures under Item 3.02 of this Form 8-K with respect to the issuance by Air Transport Services Group, Inc. ("ATSG") to Amazon.com, Inc. on May 29, 2020, of the warrant to purchase 7,014,804 shares of the common stock of ATSG.

Item 3.02 Unregistered Sales of Equity Securities

On May 29, 2020, Air Transport Services Group, Inc. (“ATSG”), through its subsidiary, Airborne Global Solutions, Inc., entered into a Second Amended and Restated Air Transportation Services Agreement (the “ATSA”) with Amazon.com Services, LLC (“ASL”), a subsidiary of Amazon.com, Inc. (“Amazon”), effective on May 29, 2020, pursuant to which ATSG, through its subsidiary, Cargo Aircraft Management, Inc. (“CAM”), will lease 12 additional Boeing 767-300 series converted freighter aircraft to ASL, the first of which was delivered on May 29, 2020 and the remaining 11 of which will be delivered in 2021. CAM currently leases 27 Boeing 767 converted freighter aircraft to ASL, including six leased during 2019. In December 2018, Amazon committed to lease those six plus an additional four Boeing 767 converted freighter aircraft from CAM by the end of 2020. The ATSA increases the projected number of Boeing 767 converted freighter aircraft CAM will have leased to ASL to 31 by the end of 2020 and to 42 by the end of 2021.

On May 29, 2020, in conjunction with ASL entering into a binding commitment to lease 12 additional Boeing 767-300 converted freighter aircraft from CAM pursuant to the ATSA, ATSG issued to Amazon a warrant to purchase 7,014,804 shares of the common stock of ATSG. The grant was made pursuant to that certain Investment Agreement, dated December 20, 2018, between ATSG and Amazon (the “Investment Agreement”). The exercise price of the warrants is $20.40 per share, which represents the volume-weighted average price of ATSG’s common stock over the 30 trading days immediately preceding May 29, 2020. The warrants will vest in increments of 584,567 common shares each time that CAM and ASL enter into a definitive lease agreement for an aircraft. The warrants will be exercisable in accordance with their terms through December 20, 2025. The Investment Agreement has been filed by ATSG with the SEC as Exhibit 10.30 to its Annual Report on Form 10-K for the fiscal year ended December 31, 2018.

The issuance of the warrants and of common stock issuable upon the exercise of the warrants, which are subject to the terms and conditions set forth in the Investment Agreement, have not been registered under the Securities Act of 1933, as amended, in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and rules and regulations of the U.S. Securities and Exchange Commission (“SEC”) promulgated thereunder.

Item 7.01 Regulation FD Disclosure.

On June 4, 2020, Air Transport Services Group, Inc. ("ATSG") announced that it had entered into a Second Amended and Restated Air Transportation Services Agreement with Amazon.com Services, LLC (“ASL”), a subsidiary of Amazon.com, Inc., effective on May 29, 2020, pursuant to which ATSG, through its subsidiary, Cargo Aircraft Management, Inc., will lease 12 additional Boeing 767-300 series freighter aircraft to ASL, the first of which was delivered on May 29, 2020 and the remaining eleven of which will be delivered in 2021. A copy of the release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
Exhibit No.    Description
99.1        Press release issued by Air Transport Services Group, Inc. on June 4, 2020.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AIR TRANSPORT SERVICES GROUP, INC.

By:	/S/ W. JOSEPH PAYNE
W. Joseph Payne
Chief Legal Officer & Secretary

Date:	June 4, 2020